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                                                                    Exhibit 10.5

                                    FORM OF

                           CH2M HILL COMPANIES, LTD.
                      PRE-TAX DEFERRED COMPENSATION PLAN


1.   Purposes

     The purposes of the CH2M HILL Companies, Ltd. Pre-Tax Deferred Compensation Plan are: (a) to provide a mechanism by which certain bonuses awarded to employees of certain affiliates of CH2M HILL Companies, Ltd. may be deferred to a specified date or until the earlier occurrence of one of several specified events; and (b) to provide certain employees of certain affiliates of CH2M HILL Companies, Ltd. with the opportunity to defer compensation on a voluntary basis to a specified date or until the earlier occurrence of one of several specified events.

2.   Definitions

     (a) "Affiliate" means each entity in which the Company has a direct or indirect ownership interest, whether such entity is a corporation, a partnership, a joint venture, a limited liability company, or any other form of entity.

     (b) "Beneficiary" means one or more individuals or entities designated by a Participant to receive the Participant's benefits under the Plan in the event of the Participant's death. A Participant's designation of a Beneficiary must be in writing and must comply with rules and procedures established by the Committee. If a Participant dies without a properly designated Beneficiary, the Participant's estate will be deemed to be the Participant's Beneficiary.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Committee" means the Deferred Compensation Plan Committee appointed by the President of the Company in accordance with Section 3.

     (e) "Common Stock" means the common stock, par value one cent ($0.01) per share, of the Company.

     (f)  "Company" means CH2M HILL Companies, Ltd.

     (g) "Formula Price" as of any date means the value per share of Common Stock in effect on that date, as determined by the Board.

     (h) "Internal Market" means the limited secondary market maintained by the Company for the purchase and sale of Common Stock.
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     (i)  "Participant" means each employee of a participating Affiliate who has been awarded a deferred bonus under Section 5 and each eligible employee of a participating Affiliate who has elected to defer compensation under Section 6.
An individual will become a Participant when the individual is awarded a deferred bonus under Section 5 or when the individual makes an election to defer compensation under Section 6. An individual will cease to be a Participant when the individual dies or, if earlier, when the individual receives a full distribution of all benefits to which the individual is entitled under the Plan.

     (j) "Plan" means the CH2M HILL Companies, Ltd. Pre-Tax Deferred Compensation Plan.

     (k) "Trade Date" means a date on which trading in Common Stock takes place on the Internal Market.

     (l) "Trust" means the Trust Under CH2M HILL Companies, Ltd. Pre-Tax Deferred Compensation Plan established by the Company.

     (m)  "Trustee" means the Trustee of the Trust.

3.   Administration

     (a) The Plan will be administered by the Committee. The Committee will have the number of members determined by the President of the Company, with a minimum of two (2) members. The members of the Committee will be appointed by and will serve at the discretion of the President of the Company. Vacancies occurring in the membership of the Committee will be filled by appointment by the President of the Company.

     (b) Subject to the provisions of the Plan, the Committee will have the authority, in its discretion and on behalf of the Company:

          (i) to establish, amend, and rescind rules and procedures relating to the Plan;

          (ii) to prescribe forms for carrying out the provisions and purposes of the Plan;

          (iii)  to interpret the Plan; and

          (iv) to make all other determinations deemed necessary or advisable for the administration of the Plan, including factual determinations.

     (c) In exercising its authority, the Committee will have the broadest possible discretion. The Committee's determinations under the Plan made in good faith will be binding and conclusive on the Company, its Affiliates, employees of the Company and its Affiliates, Participants and Beneficiaries, and

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any persons claiming benefits under the Plan. In no event will a Committee determination with respect to a particular person or provision of the Plan be binding with respect to any other person (even if similarly situated) nor with respect to any future determinations regarding the same or other provisions of the Plan. No member of the Committee will be liable for any action taken or determination made in administering the Plan, if such action is taken or such determination is made in good faith.

     (d) A majority of the Committee will constitute a quorum. The acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, will be the acts of the Committee.

4.   Affiliates Eligible to Participate in the Plan

     The Committee will designate from time to time those Affiliates whose employees are eligible to participate in the Plan. The Committee may provide that a particular Affiliate will participate in the Plan only with respect to bonuses awarded to employees of the Affiliate, or only with respect to voluntary deferrals by eligible employees of the Affiliate, or with respect to both bonuses awarded to employees of the Affiliate and voluntary deferrals by eligible employees of the Affiliate. The Committee may change the eligibility of an Affiliate to participate in the Plan from time to time. All determinations of the Committee with respect to the eligibility of an Affiliate to participate in the Plan will be final and binding for all purposes.

5.   Participation with Respect to Bonuses

     If the Committee designates an Affiliate as eligible to participate in the Plan with respect to bonuses awarded to employees of the Affiliate, then the Board may provide that all or a portion of any bonus awarded to one or more employees of the Affiliate will be deferred in accordance with the terms of this Plan. Any such deferred bonus may be awarded in the form of a specific dollar amount or in the form of a specific number of shares of Common Stock, or in a combination of a specific dollar amount and a specific number of shares of Common Stock, as determined by the Board in its sole discretion. Any such determination by the Board will be binding for all purposes.

6.   Participation with Respect to Voluntary Deferrals

     (a) If the Committee designates an Affiliate as eligible to participate in the Plan with respect to voluntary deferrals by eligible employees of the Affiliate, then the Committee will also designate (by name, by job classification, or by other criteria selected by the Committee) those employees of the Affiliate who may elect to defer compensation in accordance with the terms of the Plan. The Committee's designations under this Section 6(a) of Affiliates as eligible to

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participate in the Plan and of employees as eligible to elect to defer compensation under the Plan will be final, binding, and conclusive for all purposes and will not be subject to review.

     (b) An eligible employee designated by the Committee may elect to defer compensation to be earned during calendar year 2000 in accordance with the terms of the Plan by: (i) executing a deferred compensation election in a form specified by the Committee; and (ii) delivering the executed deferred compensation election to the Committee prior to January 1, 2000. The deferred compensation election will designate the amount or percentage of the Participant's regular compensation to be earned during calendar year 2000 that will be deferred in accordance with the terms of the Plan. The deferred compensation election will specify a date (no later than January 2, 2008) on which amounts deferred under the Plan will be distributed to the Participant if no distribution event occurs prior to that date. A Participant's designation of an amount or percentage of compensation as deferred compensation will be irrevocable as of January 1, 2000.

     (c) The Company will withhold from compensation earned by a Participant during calendar year 2000 the amount designated by the Participant as deferred compensation in accordance with Section 6(b).

7.   Establishment of Bookkeeping Account

     (a) The Company will establish a bookkeeping account in the name of each Participant in the Plan.

     (b) The bookkeeping account of a Participant will be credited with the number of shares of Common Stock awarded to the Participant as a deferred bonus in accordance with Section 5 and with the dollar amount awarded to the Participant as a deferred bonus in accordance with Section 5. Any dollar amount credited to the Participant's bookkeeping account will be converted to a whole number of shares of Common Stock as of the next Trade Date, based on the Formula Price of the Common Stock on that Trade Date.

     (c) The bookkeeping account of a Participant will be credited with a dollar amount equal to the amount of compensation withheld by the Company pursuant to the Participant's election to defer compensation under Section 6. The dollar amount credited to the Participant's bookkeeping account will be converted to a whole number of shares of Common Stock as of the next Trade Date, based on the Formula Price of the Common Stock on that Trade Date. The Board, in its sole discretion, may provide that the conversion of the dollar amount credited to Participants' bookkeeping accounts under this Section 7(c) as of a particular Trade Date will be based on a discounted Formula Price of the Common Stock on that Trade Date. The discount may be as much as fifteen percent (15%) of the Formula Price, as determined by the Board in its sole discretion. This discount

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provision will not apply to dollar amounts credited to Participants' bookkeeping accounts under Section 7(b) (relating to deferred bonuses).

     (d) Each Participant's bookkeeping account in the Plan will be debited for all shares of Common Stock transferred to the Participant or to the Participant's Beneficiary pursuant to Sections 9 and 10.

     (e) Each Participant's bookkeeping account in the Plan will be adjusted by the Committee, in its discretion, to reflect any change, such as a stock split, reverse stock split, or stock dividend, made in the Company's capitalization that results in an adjustment in the number of shares of capital stock outstanding without receipt of consideration by the Company.

8.   Establishment of Trust

     The Company is establishing the Trust. The agreement establishing the Trust is made a part of the Plan and is incorporated into the Plan by reference. As soon as reasonably practicable after the Board awards a deferred bonus to a Participant in accordance with Section 5, the Company will transfer to the Trust an amount of cash or a number of shares of Common Stock or a combination of cash and Common Stock, equal to the deferred bonus awarded to the Participant. As soon as reasonably practicable after the Company withholds an amount from a Participant's compensation pursuant to the Participant's election to defer compensation under Section 6, the Company will transfer to the Trust an amount of cash or a number of shares of Common Stock or a combination of cash and Common Stock, equal to the amount withheld. The cash and the shares of Common Stock transferred by the Company to the Trust will be allocated to the recordkeeping account in the Trust maintained in the name of the Participant.

9.   Distribution

     (a) As soon as reasonably practicable after the occurrence of the distribution event with respect to a Participant, the Company will transfer to the Participant or, if applicable, to the Participant's Beneficiary the number of shares of Common Stock credited to the Participant's bookkeeping account in the Plan. The Company may satisfy its obligation to transfer shares of Common Stock to the Participant or, if applicable, to the Participant's Beneficiary by instructing the Trustee of the Trust to transfer to the Participant or, if applicable, to the Participant's Beneficiary the number of shares of Common Stock held in the recordkeeping account in the Trust in the name of the Participant. The transfer to the Participant or, if applicable, to the Participant's Beneficiary of the number of shares of Common Stock credited to the Participant's bookkeeping account in the Plan (whether by the Company or by the Trustee) will complete the Company's obligations to the Participant and the Participant's Beneficiary under the Plan.

    (b) The distribution event with respect to a Participant is the first of the following to occur:

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         (i)    the date specified by the Participant in the Participant's deferred compensation election (at which time distribution will be made to the Participant);

         (ii) January 2, 2008 (at which time distribution will be made to the Participant);

         (iii) the termination of the Participant's affiliation with the Company, as determined by the Committee in its discretion (in which case distribution will be made to the Participant);

         (iv) the transfer of the Participant to a position of employment with the Company or with an Affiliate that the Committee, in its discretion, determines to be a position that warrants a distribution under the Plan (in which case distribution will be made to the Participant);

         (v) the death of the Participant (in which case distribution will be made to the Participant's Beneficiary); or

         (vi) the termination of the Plan (in which case distribution will be made to the Participant).

10.  Application to Exercise Deferred Compensation

     (a) A Participant may apply to the Committee to exercise the Participant's deferred compensation with respect to part or all of the shares of Common Stock credited to the Participant's bookkeeping account in the Plan. Such application will be submitted in accordance with rules and procedures established by the Committee. The Committee may approve the application, disapprove the application, or approve a part of the application and disapprove the rest of the application, in its sole discretion.

     (b) If the Committee disapproves a Participant's application to exercise the Participant's deferred compensation with respect to shares of Common Stock credited to the Participant's bookkeeping account in the Plan, the Participant will not be eligible to apply to the Committee to exercise the Participant's deferred compensation until the first day of the next succeeding calendar quarter.

     (c) If the Committee approves a Participant's application to exercise the Participant's deferred compensation, the Committee will, on behalf of the Participant, place an order to sell the shares of Common Stock with respect to which the application was approved in the Internal Market at the next Trade Date.

          (i) If the order to sell shares is accepted, in whole or in part, then prior to the Trade Date the Company will transfer to the Participant the number of shares of Common Stock for which

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                the order was accepted, and those shares of Common Stock will be sold in the Limited Market at the Trade Date in accordance with the accepted order. The Company may satisfy its obligation to transfer shares of Common Stock to the Participant by instructing the Trustee of the Trust to transfer to the Participant the appropriate number of shares of Common Stock from the shares of Common Stock held in the recordkeeping account in the Trust in the name of the Participant.

         (ii) If the order to sell shares is not accepted in full, then the Participant's application to exercise the Participant's deferred compensation will be treated as though the Committee disapproved the application with respect to the number of shares for which the order to sell shares is not accepted. The Participant will not be eligible to apply to the Committee to exercise the Participant's deferred compensation until the first day of the next succeeding calendar quarter.

11.  Restrictions on Transfers of Common Stock

     (a) All shares of Common Stock transferred to a Participant or, if applicable, to a Participant's Beneficiary in accordance with the Plan will be subject to the terms, conditions, and restrictions on Common Stock set forth in the Company's Articles of Incorporation and Bylaws, as amended from time to time, including: (i) restrictions that grant the Company the right to repurchase shares upon termination of the shareholder's affiliation with the Company; (ii) restrictions that grant the Company a right of first refusal if the shareholder wishes to sell shares other than in the Internal Market; (iii) restrictions that require the approval of the Company for any other sale of shares; and (iv) restrictions that define the Formula Price to be applied in purchases and sales of shares. In addition, the Committee, in its sole discretion, may condition any distribution or transfer of Common Stock under the Plan on an agreement by the recipient of such distribution or transfer to sell the shares in the Internal Market at the next Trade Date.

     (b) Notwithstanding any other provision of the Plan, the Company will not be required to transfer Common Stock to any person if, immediately after the transfer, the recipient would own more shares of Common Stock than that person is permitted to own under the Articles of Incorporation and Bylaws of the Company, as amended from time to time. The Company will not be required to transfer Common Stock to any person unless and until the Company has fully complied with any then applicable requirements of the Securities and Exchange Commission, state securities commissions, or other regulatory agencies having jurisdiction, and of any exchanges upon which the Common Stock may be listed.

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The Company will not be obligated to obtain any required licenses or to register any Common Stock to permit transfers of Common Stock under the Plan.

12.  Amendment and Termination

     (a) The Plan may be amended at any time by the Company, in its sole discretion. Any amendment to the Plan will be made by the adoption of a resolution by the Board, approving a written amendment. An amendment to the Plan will not apply to amounts credited to a Participant's bookkeeping account in the Plan on the date the amendment is made unless the Participant accepts the amendment in writing.

     (b) The Company may terminate the Plan at any time, in its sole discretion. Any termination of the Plan will be made by the adoption of a resolution by the Board, approving a written termination of the Plan and specifying the effective date of the termination. As soon as reasonably practicable after termination of the Plan, the Company will transfer to each Participant the number of shares of Common Stock credited to the Participant's bookkeeping account in the Plan. The Company may satisfy its obligation to transfer shares of Common Stock to a Participant by instructing the Trustee of the Trust to transfer to the Participant the number of shares of Common Stock held in the recordkeeping account in the Trust in the name of the Participant.

13.  Withholding

     The Company will be entitled to make appropriate arrangements to comply with any withholding requirements imposed by federal, state, or local law with respect to amounts deferred under the Plan and with respect to transfers of shares of Common Stock under the Plan, including, without limitation, payroll withholding or withholding from proceeds of a disposition of shares of Common Stock acquired under the Plan.

14.  No Employment Obligation

     An employee's employment with the Company or an Affiliate is not for any specified term and may be terminated by such employee or by the Company or the Affiliate at any time, for any reason, with or without cause, except as otherwise provided by law or contract. Nothing in the Plan confers upon any employee any right to continue in the employ of, or affiliation with, the Company or an Affiliate, nor constitute any promise or commitment by the Company or an Affiliate regarding future positions, future work assignments, future compensation, or any other term or condition of employment or affiliation.

15.  No Implied Rights or Obligations

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     The Company, in establishing and maintaining the Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in participating employees or others claiming entitlements under the Plan or any obligations on the part of the Company, any Affiliate, or the Committee, except as expressly provided in the Plan.

16.  Effective Date

     The Plan is effective on the date that it is approved by the Board.

17.  Miscellaneous

     (a) Except as expressly provided in Section 8 of the Plan (requiring the Company to transfer certain amounts to the Trust), the Company is not required to fund or secure payment of the Company's obligation under this Plan. The Company's obligation under this Plan is specifically limited to an unfunded, unsecured promise to transfer shares of Common Stock in the future. The rights acquired by a Participant under this Plan are those of a general unsecured creditor of the Company and its Affiliates.

     (b) No Participant or Beneficiary will have any right to sell, transfer, alienate, assign, pledge, or encumber any benefits under the Plan. Benefits under the Plan are not subject to attachment, garnishment, or any other charge, whether voluntary or involuntary.

     (c) The Plan will be construed in accordance with the laws of the State of Colorado, without regard to the choice of law provisions of that state.


                                   CH2M HILL COMPANIES, LTD


                                   By:________________________________

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